UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) September 29, 2005
                                                         ------------------


                              EFOODSAFETY.COM, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                     333-68008                   62-1772151
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


                         7702 East Doubletree Ranch Road
                                    Suite 300
                              Scottsdale, AZ 85258
                 (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (480) 607-2606

            7702 East Camelback Road, Suite 300, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS Dr. Richard Marc Goldberg, M.D., FACS, was appointed a director of the Company on September 29, 2005 to serve until his successor is duly chosen and qualified. There is no arrangement or understanding between Dr. Goldfarb and any other person pursuant to which he was appointed. The committee(s) of the Board of Directors to which Dr. Goldfarb has been or is expected to be named has (have) not been determined at this time.

Dr. Goldfarb will continue as the President and Chief Executive Officer of the company's recently acquired MedElite subsidiary. Dr. Goldfarb has been engaged in private practice as a general, vascular and trauma surgeon for 13 years in the Philadelphia area; he lectures on pertinent health issues and conducts research and development of various health and medicinal products. Dr. Goldfarb serves as the Medical Director of Research ad Development for the FDA-approved Bucks County Clinical Research Center (http://bccrinc.com), which has performed over 270 clinical trials during its 27 years of existence for many major pharmaceutical companies, including Abbott Laboratories, Hoffman-LaRoche, Inc. Eli Lilly and Company, Pfizer, Inc. and Sankyo/Upjohn.


There has been no transaction between the Company and Dr. Goldfarb during the last two years, except the Company's acquisition of all the shares of MedElite, Inc. for shares of the Company's common stock. There are no proposed transaction between the Company and Dr. Goldfarb, although it is expected that Dr. Goldfarb will participate in stock option plans of the Company.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EFOODSAFETY.COM, INC.
                                             (Registrant)

Date: September 30, 2005
                                                /s/
                                           -------------------------------------
                                            Patricia Ross-Gruden, President and
                                              Chief Executive Officer